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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                 WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2003

Date of reporting period: DECEMBER 31, 2003

Item 1. Report to Shareholders.


[GRAPHIC OMITTED]


                                                                  VAN ECK GLOBAL
                                                       Worldwide Insurance Trust

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003





                                                             WORLDWIDE BOND FUND














                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of December 31, 2003, and are subject to change.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

For the year 2003, the Van Eck Worldwide Bond Fund returned 18.16% in income and capital appreciation to its shareholders. We are also pleased to report that your Fund outpaced its benchmark, the Citigroup World Government Bond Index,(1) which returned 2.19% in local currency terms and 14.91% in U.S. dollar terms for the year. This wide return differential in local versus dollar terms indicates the important contribution that dollar weakness made to global bond returns in 2003. At the same time, your Fund's peer group of mutual funds, as measured by Global Income Funds Index, returned 13.21% in 2003 according to Lipper Analytical Services (a third-party independent mutual fund rating agency).


The Fund's results are notable given that 2003 was a year in which risky--rather than high quality, risk averse--investments were most rewarded, both in the equity and fixed-income arenas. High-yield corporate ("junk bonds") and emerging market debt were the top performing fixed-income asset classes in 2003. By contrast, at year end 2003 your Fund was 84.8% invested in the highest quality government bonds available, I.E., debt rated AAA (according to the credit rating agencies Standard & Poor's or Moody's Investors Service). The Fund's yield was 2.97% at December 31, 2003, reflecting that the bulk of 2003's return was derived from capital appreciation. For a review of the Fund's results dating back ten years to 1993, please see the chart that follows this letter.


GLOBAL BOND MARKET REVIEW

Last year was a good one for global bond investors for several reasons, most notably supportive interest rates and the weakness of the U.S. dollar. Throughout the year, declining and/or stable interest rates provided a healthy platform for bonds. In the first half, bond yields continued to fall and bond values rose in response to tepid economic growth, weak stock markets, and an absence of inflation. This was a continuation of the environment that made 2002 such a positive year for global bond investors. At the writing of our midyear letter (July 2003), global economic activity had continued to be lackluster, and most investors remained apprehensive about the sustainability of nascent signs of economic recovery. At the same time, however, the quick resolution of the U.S.-led war in Iraq helped set the stage for a second quarter in which world equity markets rebounded quite dramatically. This proved to be a positive harbinger of the global economic and equity markets turnaround that marked the remainder of 2003. Despite the positive signs of economic growth, the absence of inflation continued to allow most central banks to maintain their accommodative monetary policies and to hold short-term interest rates steady through year end. This proved beneficial to bond holders.

The headline-grabbing weakness of the U.S. dollar enhanced global bond returns in 2003. It was also a key contributor to the Worldwide Bond Fund's performance. Last year was the most difficult year for the U.S. dollar since 1987, and it lost ground against most major currencies. The euro climbed 20% and the Japanese yen gained 11% against the dollar, despite repeated efforts by the Japanese central bank to weaken its currency via intervention. The currencies of the dollar-bloc countries proved to be particularly strong. The Australian dollar gained 34%, the Canadian dollar rose 21%, and the New Zealand dollar was up 25% against the U.S. dollar. These three countries benefited from rising global demand for commodities. The appetite for raw materials exploded in 2003 as economies in the developed world recovered and less-developed economies gained strength and continued to build out their basic infrastructure. This is especially true of China, which is now the second largest economy in the world as measured by purchasing power parity. The dollar's decline, while relatively orderly, has persisted for more than two years, and has boosted returns for U.S.-based investors who have held non-U.S. denominated bonds and non-U.S. currencies.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Here in the U.S., the quick resolution of the Iraq war early in April, combined with 45-year low interest rates and the new tax stimulus package, helped set the stage for a potent economic rebound. In June, the Federal Reserve lowered its fed funds target a quarter-percentage point, to 1%, its lowest level since 1958. While growth had been expected to pick up in the second half, the U.S. economy grew at an astounding annualized pace of 8.2% in the third quarter and approximately 4.0% in the fourth quarter. For the year, U.S. GDP growth is likely to be in the 3.1% range, compared to 2.4% in 2002. When we reported to you in July, most economic fundamentals were still relatively weak. However, by the end of 2003, the economic environment had improved tremendously, with a broad-based conviction taking hold that economic growth is indeed sustainable. On the other hand, with unemployment at a relatively high 5.7% (as of December
31), thus far this recovery bears little resemblance to the hiring-led upturns of the past, and this continues to concern investors. In addition, the U.S. is burdened with large federal budget and current account deficits, which continue to make investors nervous about our ability to attract foreign capital and to exert downward pressure on the U.S. dollar.


REGIONAL FUND REVIEW

Throughout the year, your Fund benefited by being neutral U.S. duration and underweight U.S. currency exposure relative to the benchmark Citigroup World Government Bond Index. The Fund ended the year with 20.5% allocated to the U.S. bond market. For the year, U.S. government bonds rose 2.27%, as measured by the Citigroup U.S. Government Bond Index.(2)

As we reported at midyear, the EUROZONE countries (represented in the Fund by its holdings in Germany, Spain, France, Italy and Ireland) continued to suffer from subpar growth in 2003. However, by year end, tentative signs of a recovery were beginning to emerge. The European Central Bank (ECB) maintained an easy monetary policy throughout the year, cutting interest rates a total of 75 basis points in the first half, and maintaining this level to year end. In 2003, the European Government Bond Index gained 3.97% in local currency terms, or 24.98% in U.S. dollar terms. Worldwide Bond Fund remained fairly neutral duration and overweight euro currency exposure relative to the benchmark Index for the Eurozone; at December 31, the Fund had a 38.6% allocation to the region.

The Fund was overweight the UK bond market in 2003 (5.4% of Fund net assets). While the Bank of England, in aggregate, eased rates by 25 basis points for the year, it did raise rates in November--for the first time in four years--on concerns over rising consumer debt and soaring house prices. The British Pound Sterling appreciated less against the U.S. dollar than the euro, which in turn meant that UK bonds underperformed their Eurozone counterparts in U.S. dollar terms. Nevertheless, the UK government bond market gained 2.09% in local currency terms, or 13.52% in U.S. dollar terms.

Elsewhere in Europe, the Fund held positions in SWEDEN and NORWAY (3.3% and 4.0% of Fund net assets, respectively). The Fund benefited from its overweight position in Sweden, given the Swedish bond market's return of 26.98% in U.S. dollar terms. Much of this was fueled by currency gains, with the Swedish krona climbing 21% against the U.S. dollar. While the Norwegian krone was up just 4% against the dollar, the Norwegian bond market contributed to performance by gaining 15.67% in U.S. dollar terms for 2003.

The bond markets of AUSTRALIA, CANADA and NEW ZEALAND had an outstanding showing in 2003, and were major beneficiaries of the declining U.S. dollar. The Australian bond market advanced 37.35% in U.S. dollar terms, the Canadian bond market rose 29.11%, and the New Zealand bond market gained 33.66%. At the end of the year, the Fund had an 18.4% exposure to the dollar-bloc countries: 2.8% of net assets in Australian bonds, 8.9% in Canadian bonds and 6.7% in New Zealand bonds. Fueled primarily by the rising demand for raw materials,

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

these three commodity-rich countries turned in strong performances relative to their European and American counterparts. Also, their relatively high short-term interest rates made both their bonds and currencies more attractive.

Given the strong performance of emerging market bonds in 2003, the Fund was fortunate to hold two positions, both of which performed very well. The Fund's BRAZILIAN bond holding (2.7% of Fund net assets) returned more than 60% in 2003. Brazil, South America's largest economy, had a tremendous year with its stock market soaring 142% in U.S. dollar terms. Much of this is attributed to the election of President Luiz Inacio Lula da Silva in late 2002, who after taking office in January 2003 began to institute fiscal austerity and investor-friendly reforms. The Fund's MEXICAN bond position, in the Mexican telephone provider Telmex (2.6% of Fund net assets), added to performance with an 8.4% return for 2003.

Throughout 2003 we avoided the JAPANESE bond market (0% of Fund net assets), as we felt there were more attractive opportunities elsewhere. This was a prudent move given that the Japanese bond market returned a negative 0.74% in local currency terms in 2003. On the other hand, given the strength of the yen against the U.S. dollar in the second half, it was prudent for the Fund to have yen currency exposure; the Fund had a 15.3% exposure at year end. Nevertheless, in both its bond and currency exposure, the Fund remained underweight the benchmark Index at year end. We remain somewhat skeptical of the Japanese economy as it continues to muddle along with slightly positive real growth levels.

Finally, we are pleased to report that an allocation to global bond markets provided diversification benefits to shareholders in 2003. We strongly believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times.

We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.




[GRAPHIC OMITTED]          [GRAPHIC OMITTED]



[GRAPHIC OMITTED]          [GRAPHIC OMITTED]


CHARLES T. CAMERON         GREGORY F. KRENZER
CO-PORTFOLIO MANAGER       CO-PORTFOLIO MANAGER

January 12, 2004

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

(2) All country and regional bond market returns are Citigroup Government Bond Indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.



                            GEOGRAPHICAL WEIGHTINGS*
                       AS OF DECEMBER 31, 2003 (UNAUDITED)


(THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)


United States 22.8%
Mexico 2.6%
Germany 18.8%
Other Assets Less Liabilities 2.2%
Australia 2.8%
Canada 8.9%
Brazil 2.7%
France 7.1%
Ireland 2.8%
New Zealand 6.7%
Sweden 3.3%
United Kingdom 5.4%
Norway 4.0%
Italy 5.4%
Spain 4.5%


*Percentage of net assets.

                               WORLDWIDE BOND FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Bond Fund made ten years ago with a similar investment in the Citigroup World Government Bond Index.



                           VAN ECK WORLDWIDE BOND FUND
                    vs. Citigroup World Government Bond Index


(THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)


                  Van Eck Worldwide    Citigroup World Government
                      Bond Fund                Bond Index
Dec-93                   10000                    10000
Mar-94                   9654                     10000
Jun-94                   9540                     10067
Sep-94                   9723                     10185
Dec-94                   9868                     10234
Mar-95                   10961                    11353
Jun-95                   11307                    11959
Sep-95                   11358                    11833
Dec-95                   11576                    12183
Mar-96                   11285                    11954
Jun-96                   11334                    12003
Sep-96                   11526                    12330
Dec-96                   11868                    12624
Mar-97                   11554                    12102
Jun-97                   11764                    12468
Sep-97                   11986                    12627
Dec-97                   12151                    12653
Mar-98                   12306                    12752
Jun-98                   12563                    13006
Sep-98                   13590                    14089
Dec-98                   13701                    14590
Mar-99                   13043                    14027
Jun-99                   12736                    13543
Sep-99                   12901                    14157
Dec-99                   12629                    13967
Mar-00                   12717                    13992
Jun-00                   12606                    13971
Sep-00                   12234                    13604
Dec-00                   12866                    14189
Mar-01                   12170                    13757
Jun-01                   11924                    13542
Sep-01                   12649                    14511
Dec-01                   12209                    14049
Mar-02                   12092                    13822
Jun-02                   13401                    15433
Sep-02                   13945                    16030
Dec-02                   14853                    16788
Mar-03                   15440                    17309
Jun-03                   16390                    17981
Sep-03                   16588                    18336
Dec-03                   17550                    19291


------------------------------------------------------------------------
 Average Annual Total Return 12/31/03          1 Year  5 Year  10 Year
------------------------------------------------------------------------
 Van Eck Worldwide Bond Fund                   18.16%   5.08%   5.79%
------------------------------------------------------------------------
 Citigroup World Gov't Bond Index              14.91%   5.74%   6.79%
------------------------------------------------------------------------


INCEPTION DATE FOR THE VAN ECK WORLDWIDE BOND FUND WAS 9/1/89.

The Citigroup World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least U.S.$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                               WORLDWIDE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

         PRINCIPAL                                 VALUE
COUNTRY   AMOUNT            BONDS                (NOTE 1)
----------------------------------------------------------
BONDS AND NOTES:
AUSTRALIA: 2.8%
                    Australia Government Bond
    AUD 3,000,000   6.50% due 5/15/13          $ 2,400,236
                                               -----------
BRAZIL: 2.7%
                    Republic of Brazil Bond
    USD 2,000,000   11.25% due 7/26/07           2,350,000
                                               -----------
CANADA: 8.9%
                    Canadian Government Bonds
    CAD 7,000,000   6.00% due 6/01/11            5,940,343
        2,000,000   5.75% due 9/01/06            1,642,708
                                               -----------
                                                 7,583,051
                                               -----------
FRANCE: 7.1%
                    French Government Bond
    EUR 4,700,000   3.75% due 1/12/07            6,033,198
                                               ----------
GERMANY: 18.8%
                    Bundesrepublik Deutschland
                      Bonds
    EUR 3,579,043   7.375% due 1/03/05           4,725,639
        2,709,847   6.00% due 1/04/07            3,694,327
        3,000,000   4.75% due 7/04/28            3,674,695
        3,000,000   4.50% due 7/04/09            3,921,381
                                               -----------
                                                16,016,042
                                               -----------
IRELAND: 2.8%
                    Irish Government Bond
    EUR 1,714,146   8.00% due 8/18/06            2,425,137
                                               -----------
ITALY: 5.4%
                    Italian Government Bond
    EUR 3,500,000   4.50% due 3/01/07            4,580,163
                                               -----------
MEXICO: 2.6%
                    Telefonos de Mexico, S.A. Bond
    USD 2,000,000   8.25% due 1/26/06            2,215,160
                                               -----------
NEW ZEALAND: 6.7%
                    International Bank for
                      Reconstruction &
                      Development Bond
    NZD 4,000,000   7.50% due 11/30/05           2,698,413
                    New Zealand Government Bond
        4,500,000   6.50% due 4/15/13            3,068,782
                                               -----------
                                                 5,767,195
                                               -----------
NORWAY: 4.0%
                    Norwegian Government Bond
   NOK 22,000,000   5.75% due 11/30/04           3,394,829
                                               -----------
SPAIN: 4.5%
                    Spanish Government Bond
    EUR 3,000,000   4.00% due 1/31/10            3,810,238
                                               -----------
SWEDEN: 3.3%
                    Swedish Government Bond
   SEK 20,000,000   6.00% due 2/09/05            2,865,217
                                               -----------
UNITED KINGDOM: 5.4%
                    Great Britain Government Bonds
    GBP 2,400,000   7.50% due 12/07/06           4,633,840
                                               -----------
UNITED STATES: 20.5%
                    Core Investment Grade Trust
    USD 1,000,000   4.727% due 11/30/07          1,037,775
                    U.S. Treasury Notes
        1,000,000   6.50% due 8/15/05*           1,079,141
        5,000,000   5.50% due 5/15/09*           5,561,915
        3,000,000   4.375% due 5/15/07*          3,177,774
        3,000,000   6.625% due 2/15/27*          3,584,181
                    U.S. Treasury Bonds
        3,000,000   5.25% due 2/15/29*           3,027,423
                                               -----------
                                                17,468,209
                                               -----------
TOTAL BONDS AND NOTES: 95.5%
(COST: $66,274,879)                             81,542,515
                                               -----------


                               DATE OF
SHORT-TERM OBLIGATION: 2.3%   MATURITY  COUPON
----------------------------------------------------------
Repurchase Agreement (Note 9):
Purchased on 12/31/03;
maturity value USD1,955,000
(with State Street Bank &
Trust Co., collateralized by
USD1,965,000 Federal Home
Loan Bank 3.5% due 2/20/04
with a value of USD1,996,361)
(Cost: $1,955,000)            1/02/04    0.75%   1,955,000
                                               -----------
TOTAL INVESTMENTS: 97.8%
(COST: $68,229,879)                             83,497,515
OTHER ASSETS LESS LIABILITIES: 2.2%              1,887,627
                                               ----------
NET ASSETS: 100%                               $85,385,142
                                               ===========

----------------
* These securities are segregated as collateral for forward foreign currency contracts.



                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:
Investments, at value (cost $68,229,879) (Note 1) ...............  $ 83,497,515
Cash ............................................................           625
Receivables:
    Interest ....................................................     1,892,892
    Capital shares sold .........................................       102,223
    Unrealized appreciation on forward currency contracts
      (Note 5) ..................................................        10,533
Prepaid expense .................................................         4,752
                                                                   ------------
Total assets ....................................................    85,508,540
                                                                   ------------
LIABILITIES:
Payables:
    Due to Adviser ..............................................        74,154
    Capital shares redeemed .....................................         5,803
    Accounts payable ............................................        43,441
                                                                   ------------
Total liabilities ...............................................       123,398
                                                                   ------------
Net assets ......................................................  $ 85,385,142
                                                                   ============
Shares outstanding ..............................................     6,414,355
                                                                   ============
Net asset value, redemption price and offering price per share ..        $13.31
                                                                   ============
Net assets consist of:
    Aggregate paid in capital ...................................    67,770,264
    Unrealized appreciation of investments, forward foreign
      currency contracts and foreign currency transactions ......    15,463,431
    Accumulated net investment income ...........................     6,889,374
    Accumulated realized loss ...................................    (4,737,927)
                                                                   ------------
                                                                   $ 85,385,142
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INCOME:
Interest income (net of foreign taxes withheld
  of $27,512) (Note 1) ..............................              $  4,697,352
EXPENSES:
Management (Note 2) .................................  $ 981,419
Administration (Note 2) .............................      2,338
Professional fees ...................................     58,875
Custodian ...........................................     33,321
Trustees' fees and expenses .........................     30,802
Reports to shareholders .............................     26,904
Interest (Note 8) ...................................     18,957
Transfer agent ......................................     13,686
Other ...............................................     20,369
                                                       ---------
Total expenses ......................................                 1,186,671
                                                                   ------------
Net investment income ...............................                 3,510,681
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (NOTE 3):
Realized gain from security transactions ............                   617,242
Realized gain from foreign currency transactions ....                 4,291,711
Change in unrealized appreciation of investments ....                 8,500,018
Change in unrealized appreciation of forward
    foreign currency contracts and foreign
    currency transactions ...........................                  (165,947)
                                                                   ------------
Net realized and unrealized gain on investments,
    forward foreign currency contracts and foreign
    currency transactions ...........................                13,243,024
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................................  $ 16,753,705
                                                                   ============



                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED             YEAR ENDED
                                                                                                DECEMBER 31,           DECEMBER 31,
                                                                                                    2003                   2002
                                                                                              ----------------         -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ...................................................................    $  3,510,681           $  2,869,006
   Realized gain (loss) from security transactions .........................................         617,242               (153,281)
   Realized gain (loss) from foreign currency transactions .................................       4,291,711             (1,171,516)
   Change in unrealized appreciation of investments ........................................       8,500,018             11,632,647
   Change in unrealized appreciation/depreciation of forward foreign currency
      contracts and foreign currency transactions ..........................................        (165,947)               742,815
                                                                                                ------------           ------------
   Net increase in net assets resulting from operations ....................................      16,753,705             13,919,671
                                                                                                ------------           ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ...................................................................      (1,748,846)                    --

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ...........................................................     423,676,520            231,462,281
   Reinvestment of dividends ...............................................................       1,748,846                     --
   Cost of shares reacquired ...............................................................    (450,085,254)          (202,469,276)
                                                                                                ------------           ------------
   Net increase (decrease) in net assets resulting from capital share transactions .........     (24,659,888)            28,993,005
                                                                                                ------------           ------------
   Total increase (decrease) in net assets .................................................      (9,655,029)            42,912,676

NET ASSETS:
   Beginning of year .......................................................................      95,040,171             52,127,495
                                                                                                ------------           ------------
   End of year (including accumulated net investment income of $6,889,374
     and $1,630,808, respectively) .........................................................    $ 85,385,142           $ 95,040,171
                                                                                                ============           ============

*SHARES OF BENEFICIAL INTEREST ISSUED AND REACQUIRED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold .............................................................................      35,318,888             22,143,659
   Reinvestment of dividends ...............................................................         152,074                     --
   Shares reacquired .......................................................................     (37,348,467)           (19,384,412)
                                                                                                ------------           ------------
   Net increase (decrease) .................................................................      (1,877,505)             2,759,247
                                                                                                ============           ============



                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                     YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------------------
                                                                2003           2002           2001           2000           1999
                                                               -------        -------        -------        -------        -------
Net Asset Value, Beginning of Year ........................    $ 11.46        $  9.42        $ 10.37        $ 10.69        $ 12.28
                                                               -------        -------        -------        -------        -------
Income From Investment Operations:
  Net Investment Income ...................................       0.53           0.35           0.57           0.52           0.61
  Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currency
    Transactions ..........................................       1.52           1.69          (1.08)         (0.34)         (1.52)
                                                               -------        -------        -------        -------        -------
Total from Investment Operations ..........................       2.05           2.04          (0.51)          0.18          (0.91)
                                                               -------        -------        -------        -------        -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ....................      (0.20)            --          (0.44)         (0.50)         (0.47)
  Distributions from Realized Capital Gains ...............      --                --             --             --          (0.21)
                                                               -------        -------        -------        -------        -------
Total Dividends and Distributions .........................      (0.20)            --          (0.44)         (0.50)         (0.68)
                                                               -------        -------        -------        -------        -------
Net Asset Value, End of Year ..............................    $ 13.31        $ 11.46         $ 9.42        $ 10.37        $ 10.69
                                                               =======        =======        =======        =======        =======
Total Return (a) ..........................................      18.16%         21.66%         (5.11)%         1.88%         (7.82)%


------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .............................    $85,385        $95,040        $52,127        $74,083        $84,875
Ratio of Gross Expenses to Average
  Net Assets ..............................................       1.21%          1.24%          1.24%          1.21%          1.22%
Ratio of Net Expenses to Average
  Net Assets ..............................................       1.19%(b)       1.21%(b)       1.19%(b)       1.15%(b)       1.22%
Ratio of Net Investment Income to Average
  Net Assets ..............................................       3.58%          4.06%          4.62%          5.14%          4.92%
Portfolio Turnover Rate ...................................          6%            18%            22%            19%            47%

---------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b) Excluding interest expense.



                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and proceeds from sales of securities, other than U.S. government securities and short-term obligations, aggregated $4,943,532 and $20,753,032 respectively, for the year ended December 31, 2003.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned, other than forward foreign exchange contracts, at December 31, 2003 was $68,229,879. At December 31, 2003, net unrealized appreciation for federal income tax purposes aggregated $15,267,636 all of which related to appreciated securities.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows; undistributed ordinary income of $6,940,492 accumulated capital and other losses of $4,727,394 and unrealized appreciation of $15,452,898.

The tax character of distributions paid to shareholders during the years ended December 31, 2003 and December 31, 2002, respectively were as follows: ordinary income $1,748,846 and $0.

At December 31, 2003, the Fund had a capital loss carryforward of $4,727,394 available, $1,444,058 expiring December 31, 2008; $2,541,134 expiring December 31, 2009; and $742,202 expiring December 31, 2010.

During the year ended December 31, 2003, as a result of permanent book to tax differences, the Fund increased accumulated undistributed net investment income by $3,496,731 and decreased accumulated net realized gain on investments by $3,496,731. Net assets were not affected by this reclassification.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2003, the Fund had the following outstanding forward foreign currency contract:

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                         VALUE AT
                        SETTLEMENT        CURRENT      UNREALIZED
CONTRACTS                  DATE            VALUE      APPRECIATION
---------               ----------        -------     ------------
FORWARD FOREIGN CURRENCY BUY CONTRACT:
JPY  1,400,000,000
     Expiring 3/17/04  $13,059,701      $13,070,234     $10,533
                                                        =======

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--CONCENTRATION OF RISK--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

The  aggregate   shareholder   accounts  of  a  single  insurance   company  own
approximately 87% of the Fund.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2003, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $78,396.

NOTE 8--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2003, the Fund borrowed an average daily amount of $1,128,068 at a weighted average interest rate of 1.70% under the Facility. At December 31, 2003, there were no outstanding borrowings under the Facility.

NOTE 9--REPURCHASE AGREEMENT--Collateral for a repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE  10--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. At the present time, the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

NOTE 11--SUBSEQUENT EVENT--An ordinary income dividend of $1.10 per share was paid on January 30, 2004 to shareholders of record as of January 28, 2004 with a reinvestment date of January 30, 2004.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.





                                       [GRAPHIC OMITTED]


New York, New York
February 6, 2004

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS1,
DATE OF BIRTH,                                                      NUMBER OF
POSITION(S) HELD WITH      PRINCIPAL                                PORTFOLIOS IN
FUND AND LENGTH OF         OCCUPATION(S)                            FUND COMPLEX
SERVICE AS A VAN ECK       DURING PAST                              OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                  FIVE YEARS:                              BY TRUSTEE          HELD:
---------------------      --------------                           --------------      -------------------
INTERESTED TRUSTEES:

John C. van Eck, CFA+      Chairman, Van Eck Associates                  10             Chairman of the Board and
(9/15/15)                  Corporation and former Director of                           President of two other investment
Chairman and Trustee       Van Eck Securities Corporation                               companies advised by the
Adviser
since 1985


Jan F. van Eck             Director, Van Eck Associates                  10             Trustee of two other investment
(9/26/63)+*                Corporation; President and Director,                         companies advised by the Adviser
Trustee since 2000         Van Eck Securities Corporation and
                           other affiliated companies; President
                           and Director, Van Eck Capital, Inc.;
                           President and Director, Van Eck
                           Absolute Return Advisers Corporation,
                           Director, Greylock Capital Associates LLC


Derek S. van Eck3          President of Worldwide Hard Assets            10             Trustee of two other investment
(9/16/64)+*                Fund series and the Worldwide Real                           companies advised by the Adviser
Trustee since 1999         Estate Fund series of Van Eck
                           Worldwide Insurance Trust and
                           the Global Hard Assets Fund series of
                           Van Eck Funds; Executive Vice President,
                           Director, Global Investments and
                           President and Director of Van Eck
                           Associates Corporation and Executive
                           Vice President and Director of Van Eck
                           Securities Corporation and other
                           affiliated companies, Director, Greylock
                           Capital Associates LLC

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS1,
DATE OF BIRTH,                                                      NUMBER OF
POSITION(S) HELD WITH      PRINCIPAL                                PORTFOLIOS IN
FUND AND LENGTH OF         OCCUPATION(S)                            FUND COMPLEX
SERVICE AS A VAN ECK       DURING PAST                              OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                  FIVE YEARS:                              BY TRUSTEE          HELD:
---------------------      --------------                           --------------      -------------------
INDEPENDENT TRUSTEES:

Jeremy H. Biggs+           Vice Chairman, Director                       10             Trustee of two investment
(68)                       and Chief Investment Officer,                                companies advised by the
Trustee since 1990         Fiduciary Trust Company                                      Adviser; Chairman, Davis Funds
                           International                                                Group; Treasurer and Director,
                                                                                        Royal Oak Foundation; Director,
                                                                                        Union Settlement Association;
                                                                                        First Vice President, Trustee and
                                                                                        Chairman, Finance Committee,
                                                                                        St. James School


Richard C. Cowell          Private investor                              10             Director, West Indies &
(6/13/27)P.++                                                                           Caribbean Development Ltd.;
Trustee since 1985                                                                      Trustee of two other investment
                                                                                        companies advised by the Adviser


Philip D. DeFeo+           Chairman, Pacific                             10             Trustee of another investment
(58)                       Stock Exchange                                               company advised by the Adviser
Trustee since 1998


David J. Olderman          Private investor                              10             Trustee of two other investment
(8/19/35)P.++                                                                           companies advised by the Adviser
Trustee since 1994


Ralph F. Peters            Private investor                              10             Trustee of two other investment
(3/21/29)P.++                                                                           companies advised by the Adviser
Trustee since 1987


Richard D. Stamberger      President and CEO, SmartBrief.com             10             Partner and Co-founder, Quest
(5/29/59)P.++                                                                           Partners, LLC; Executive Vice
Trustee since 1994                                                                      President, Chief Operating Officer
                                                                                        and Director of NuCable Resources
                                                                                        Corporation; Trustee of two other
                                                                                        investment companies advised by
                                                                                        the Adviser

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS1,
DATE OF BIRTH,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                           OTHER DIRECTORSHIPS
TRUSTEE(2):                         FIVE YEARS:                                           HELD:
---------------------             --------------                                        -------------------
OFFICERS:

Bruce J. Smith                    Senior Vice President and Chief                       Officer of two other
(3/15/55)                         Financial Officer, Van Eck Associates                 investment companies
Officer since 1985                Corporation, Van Eck Securities Corporation           advised by the Adviser
                                  and other affiliated companies


Alex W. Bogaenko                  Director of Portfolio Administration,                 Officer of two other
(4/13/63)                         Van Eck Associates Corporation and                    investment companies
Officer since 1997                Van Eck Securities Corporation                        advised by the Adviser


Charles T. Cameron                Director of Trading, Van Eck                          Officer of another
(3/30/62)                         Associates Corporation; Co-Portfolio                  investment company
Officer since 1996                Manager, Worldwide Bond Fund Series                   advised by the Adviser


Thomas H. Elwood+                 Vice President, Secretary and General                 Officer of two other
(8/11/47)                         Counsel, Van Eck Associates Corporation,              investment companies
Officer since 1998                Van Eck Securities Corporation and                    advised by the Adviser
                                  other affiliated companies


Susan C. Lashley                  Vice President, Mutual Fund Operations,               Officer of another
(1/21/55)                         Van Eck Securities Corporation and                    investment company
Officer since 1988                Van Eck Associates Corporation                        advised by the Adviser

----------------------------------
1 The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
2 Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
3  Brother of Mr. Jan F. van Eck.
+ An"interested person" as defined in the 1940 Act. Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.
* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.
++ Member of the Corporate Governance
   Committee.
P Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.
+ The following Board members/Officer have resigned: Mr. Biggs, as of October 17, 2003; Mr. DeFeo, as of November 17, 2003; Mr. John C. van Eck, as of December 31, 2003; and Mr. Elwood, as of January 29, 2004.

[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]


Investment Adviser:  Van Eck Associates Corporation
       Distributor:  Van Eck Securities Corporation
                     99 Park Avenue, New York, NY 10016  www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees and the Fund's Proxy Voting Policies is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Item 2. Code of Ethics

a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert

     The Registrant's Board of Trustees has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $130,558 for 2003 and $130,479 for 2002.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $36,575 for 2003 and $13,788 for 2002.

c)   Tax Fees

     Ernst & Young billed tax fees of $8,160 for 2003 and $12,080 for 2002.

d)   All Other Fees

     None.

e) The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

     Not applicable.

Item 8. Reserved

Item 9. Submission of Matters to a Vote of Security Holders

     Not applicable for Annual Reports for the period ended December 31, 2003.

Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.


Item 11. Exhibits.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  March 8, 2004
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
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Date  March 8, 2004
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By (Signature and Title)  /s/ Bruce J. Smith, CFO
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Date  March 8, 2004
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